Exhibit 99.5

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of March 25, 2002, between Visual Networks, Inc., a Delaware corporation (the "PARENT"), Visual Networks Operations, Inc., a Delaware corporation ("VNO"), Visual Networks Investments, Inc. a California corporation ("VNI"), Visual Networks Technologies, Inc., a California corporation ("VNT"), Visual Networks of Texas, LP, a Texas corporation ("VISUAL TEXAS"), Inverse Network Technology, a California corporation ("INVERSE"), and Avesta Technologies, Inc., a Delaware corporation ("AVESTA"), (each of VNI, VNO, VNT, Visual Texas, Inverse and Avesta, a "SUBSIDIARY" and, together with Parent, the "DEBTORS") and the investors signatory hereto (each investor including their respective successors, endorsees, transferees and assigns, a "SECURED PARTY", and collectively, the "SECURED PARTIES").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Securities Purchase Agreement, dated the date hereof between the Parent and the Secured Parties (the "PURCHASE AGREEMENT"), the Secured Parties have agreed to extend certain loans to the Parent which shall be evidenced by the issuance to the Secured Parties to a senior secured convertible debentures, due March 25, 2006 (the "DEBENTURES"); and

         WHEREAS, in order to induce the Secured Parties to enter into the Purchase Agreement, the Debtors have agreed to execute and deliver to the Secured Parties this Agreement and a separate security agreement with respect to the Debtors' intellectual property ("IP SECURITY AGREEMENT") for the benefit of the Secured Parties and to grant to it a first priority security interest in certain property of the Debtors to secure the prompt payment, performance and discharge in full of all of the Parent's obligations under the Debentures, this Agreement and the IP Security Agreement.

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

(a) "ACCOUNTS" shall mean all present and future rights of the Debtors to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

(b) "AGENT" means Smithfield Fiduciary LLC. as agent for each of the Secured Parties pursuant to this Agreement and the IP Security Agreement, or such other Person as shall have been subsequently appointed as a successor agent pursuant to this Agreement.

(c) "COLLATERAL" means the collateral in which the Secured Parties are granted a first priority security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and Accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)  All  Goods  of  the  Debtors,  including,   without  limitations,  all
machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Debtors' businesses and all improvements thereto (collectively, the "EQUIPMENT"); and

(ii)     All Inventory of the Debtors; and

(iii)  All  of  the  Debtors'  contract  rights  and  general  intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the "GENERAL INTANGIBLES"); and

(iv) All Accounts of the Debtors including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v) All of the Debtors' documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

(d) "OBLIGATIONS" means all of the Debtors' obligations under this Agreement, the Debentures and the IP Security Agreement, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(e) "UCC" means the Uniform Commercial Code and/or any other applicable law of each jurisdiction in which any Debtor is incorporated or organized (including, without limitation the State of Delaware, the State of Texas and the State of California) and any jurisdiction as to any Collateral located therein.

2. GRANT OF SECURITY INTEREST. As an inducement for the Secured Parties to enter into the Purchase Agreement and to secure the complete and timely payment, performance and discharge IN full, as the case may be, of all of the Obligations, the Debtors hereby, unconditionally and irrevocably, pledge, grant and hypothecate to the Secured Parties, a continuing first priority security interest in, a first lien upon and a right of set-off against all of the Debtors' right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest").

3.  REPRESENTATIONS,  WARRANTIES,  COVENANTS AND AGREEMENTS OF THE DEBTORS.
The Debtors jointly and severally represent and warrant to, and covenant and agree with, the Secured Parties as follows:

(a) Each Debtor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by each Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor.

(b) Each Debtor represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on SCHEDULE A attached hereto;

(c) Except for the Security Interest and as set forth in SCHEDULE 3(C) hereto, each Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Debtors in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

(d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Debtors' use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtors' claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtors' right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtors, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on SCHEDULE A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties a valid, perfected and continuing first priority liens in the Collateral.

(f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements pursuant to the UCC with the proper filing and recording agencies in the jurisdictions indicated on SCHEDULE B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Debtors of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Debtors or (ii) for the perfection of or exercise by the Secured Parties of its rights and remedies hereunder.

(g) On the date of execution of this Agreement, the Debtors will file one or more financing statements under the UCC with respect to the Security Interest with the proper filing and recording agencies in the jurisdictions indicated on SCHEDULE B, attached hereto and in such other jurisdictions as may be requested by the Secured Parties and will deliver true and complete copies of such filings to the Secured Parties.

(h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Debtors are a party or by which the Debtors are bound. No consent (including, without limitation, from stock holders or creditors of the Debtors) is required for the Debtors to enter into and perform their obligations hereunder.

(i) The Debtors shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. Each Debtor hereby agrees to defend the same against any and all persons. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Agent and/or the Secured Parties, the Debtors will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtors shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtors shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j) Each Debtor will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Debtors in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

(k) Each Debtor shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Agent promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

(m) Each Debtor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the IP Security Agreement in which each the Secured Parties has been granted a security interest hereunder, substantially in a form acceptable to the Secured Parties, which IP Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

(n) Each Debtor shall permit the Secured Parties and its representatives and agents upon reasonable prior notice to inspect the Collateral at any time during normal business hours, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

(o) Each Debtor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p) Each Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtors that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(q) Each Debtor shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral where violation is reasonably likely to have a material adverse effect on the Secured Parties' rights in the Collateral or Secured Parties' ability to foreclose on the Collateral.

(r) Each Debtor shall notify the Agent of any change in such Debtor's name, identity, chief place of business , chief executive office or residence within 5 days of such change.

(s) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Debtors with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4. DEFAULTS.  The following events shall be "EVENTS OF DEFAULT":

(a) The occurrence of a Triggering Event (as defined in the Debentures) under the Debentures;

(b) Any representation or warranty of the Debtors in this Agreement or in the IP Security Agreement shall prove to have been incorrect in any material respect when made; and

(c) The failure by a Debtor to observe or perform any of its obligations hereunder or in the IP Security Agreement for ten (10) days after receipt by the Debtor of notice of such failure from the Secured Parties.

5. DUTY TO HOLD IN TRUST. Upon the occurrence and the continuation of any Event of Default, the Debtors shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

6. RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence and the continuation of any Event of Default, the Agent (on behalf of, and for the benefit of, itself and each of the Secured Parties) shall have the right to exercise all of the remedies conferred hereunder, under the Debentures and under the IP Security Agreement, and the Agent and Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Parties shall have the following rights and powers:

(a) The Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtors shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtors' premises or elsewhere, and make available to the Agent, without rent, all of the Debtors' respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(b) The Agent shall have the right to operate the business of the Debtors using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtors or right of redemption of the Debtors, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Agent may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtors, which are hereby waived and released.

(c) In the event that any Secured Party shall recover from the Debtors or the Collateral more than its pro rata share of the Obligations owed to all Secured Parties hereunder, whether by agreement, understanding or arrangement with the Debtors or any other Person, set off or other means, such Secured Party shall immediately deliver or pay over to the other Secured Parties their pro rata portion of any such recovery in the form received.

(d) Agent may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Secured Parties and that Secured Parties have a security interest therein and Agent may direct any or all accounts debtors to make payment of Accounts directly to Secured Parties, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Agent and Secured Parties shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Agent may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Agent's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Secured Parties and are payable directly and only to Secured Parties and the Debtors shall deliver to Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agent may require.

7. APPLICATIONS OF PROCEEDS. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Agent and/or Secured Parties in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Debtors any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties is legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum or the lesser amount permitted by applicable law (the "DEFAULT Rate"), and the reasonable fees of any attorneys employed by the Agent and/or Secured Parties to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Agent and/or Secured Parties.

8. COSTS AND EXPENSES. The Debtors agree to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent. The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Agent and/or Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtors will also, upon demand, pay to the Agent and/or Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent and/or Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

9. RESPONSIBILITY FOR COLLATERAL. Each Debtor assumes all liabilities and responsibility in connection with all Collateral, and the obligations of such Debtor hereunder, under the Debentures or under the IP Security Agreement shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

10. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties and all Obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures, IP Security Agreement or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or the IP Security Agreement or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtors, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtors' obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11. TERM OF AGREEMENT. This Agreement and the Security Interest shall terminate on the earlier of (i) the Parent's Adjusted EBIDTA (as defined in the Debentures) for the fiscal year ending December 31, 2002 is greater than $2,750,000 (as reflected in the 2002 Annual Report (as defined in the Debentures)) and (ii) the date on which all payments under the Debentures have been made in full or otherwise converted pursuant to the terms thereof and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Debtors, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12. POWER OF ATTORNEY; FURTHER ASSURANCES. (a) Each Debtor authorizes the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Debtors' true and lawful attorney-in-fact, with power, in its own name or in the name of the Debtors, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Parties deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Debentures and the IP Security Agreement all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b) On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on SCHEDULE B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a first priority security interest in all the Collateral under the UCC.

(c) Each Debtor hereby irrevocably appoints the Secured Parties as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law.

13. AGENT.

(a) ACTIONS The Agent shall at all times act upon and in accordance with written instructions received from a Majority-in-Interest (as defined below) time to time. The Agent shall be deemed to be authorized on behalf of each Secured Party to act on behalf of such Secured Party under this Agreement and the IP Security Agreement and, in the absence of written instructions from a Majority-in-Interest (with respect to which the Agent agrees that it will, subject to the last two sentences of this Section, comply, except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement IP Security Agreement by the Debtors. By accepting their Debentures each Secured Party shall be deemed to have agreed to indemnify the Agent (which agreement shall survive any termination of such Secured Party's percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, the Debentures and the IP Security Agreement, including the reimbursement of the Agent for all out-of-pocket expenses (including attorneys' fees) incurred by the Agent hereunder or in connection herewith or in enforcing the Obligations of the Debtors under this Agreement, the Debentures or the IP Security Agreement, in all cases as to which the Agent is not reimbursed by the Debtors; PROVIDED that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder, under the Debentures or under IP Security Agreement, or to prosecute or defend any suit in respect of this Agreement or under the Debentures or under IP Security Agreement, unless the Agent is indemnified to its reasonable satisfaction by the Secured Parties against loss, costs, liability and expense. If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

(b) EXCULPATION. Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under this Agreement, the Debentures or the IP Security Agreement, or in connection herewith or therewith, except for its own willful misconduct or gross negligence or be responsible for the consequences of any error in judgement. Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents has any fiduciary relationship with any Secured Party by virtue of this Agreement or the IP Security Agreement. The Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency this Agreement, the Debentures or the IP Security Agreement, the financial condition of the Debtors or the condition or value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Debentures or the IP Security Agreement, the financial condition of the Debtors or the existence or possible existence of any default or event of default. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have presented by a proper person.

(c) OBLIGATIONS HELD BY THE AGENT. The Agent shall have the same rights and powers with respect to any Debentures held by it or any of its affiliates, as any Secured Party and may exercise the same as if it were not the Agent. Each of the Debtors and the Secured Parties hereby waives, and each successor to any Secured Party shall be deemed to waive, any right to disqualify any Secured Party from serving as the Agent or any claim against that Secured Party for serving as Agent.

(d) COPIES, ETC. The Agent shall give prompt notice to each Secured Party of each notice or request required or permitted to be given to the Agent by the Debtors pursuant to the terms of this Agreement. The Agent will distribute to each Secured Party each instrument and other agreement received for its account and copies of all other communications received by the Agent from a Debtor for distribution to the Secured Parties by the Agent in accordance with the terms of this Agreement. Notwithstanding anything herein contained to the contrary, all notices to and communications with the Debtors under this Agreement shall be effected by the Secured Parties through the Agent.

(e) RESIGNATION OF AGENT. The Agent may resign as such at any time upon at least thirty (30) days' prior notice to the Debtors and all the Secured Parties, such resignation not to be effective until a successor Agent is in place. If the Agent at any time shall resign, a Majority-in-Interest may jointly appoint another Secured Party as a successor Agent which shall thereupon become the Agent hereunder. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement.

(f) REPLACEMENT OF AGENT. A Majority-in-Interest may at any time and for any reason replace the Agent with a successor Agent jointly selected by them, upon at least ten days written notice to the Debtors and the other Secured Parties. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the terminated Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the terminated Agent shall be discharged from its duties and obligations under this Agreement.

14. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by the nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

         If to the Debtors:         Visual Networks, Inc.
                                    2092 Gaither Road
                                    Rockville, Maryland 20850
                                    Fax No.: (301) 296-2308
                                    Attn: Chief Financial Officer

         With a copy to:            Piper Marbury Rudnick & Wolfe LLP
                                    1775 Wiehle Avenue, Suite 400
                                    Reston, VA 20190
                                    Fax No.: (703) 773-5000
                                    Attn:  Nancy A. Spangler, Esq.

If to the Secured Parties: To the address set forth under such Secured Parties' name on the signature pages hereto.

15. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

16. ACTIONS BY SECURED PARTIES. Any action required or permitted hereunder to be taken by or on behalf of the Secured Parties shall, for such action to be valid, require the approval of the Majority-in-Interest prior to the taking of such action. If the consent, approval or disapproval of the Secured Parties is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Majority-in-Interest. "Majority-in-Interest" means the Secured Party or Secured Parties (as the case may be) holding in excess of two-thirds of the outstanding aggregate principal amount under the Debentures, determined on a cumulative basis.

17. MISCELLANEOUS.

(a) No course of dealing between the Debtors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder, under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby, by the Debentures, by the IP Security Agreement or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the Debtors and the Secured Parties then holding two-thirds of the outstanding aggregate principal amount of the Debentures. Any waivers or consents to departures from the provisions hereof may be given only by the party against whom enforcement of any such waiver is sought or in favor of whom any such consent is sought.

(d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in New York county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non convenient.

(i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                                    VISUAL NETWORKS, INC.


                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer


                                    VISUAL NETWORKS OPERATIONS, INC.

                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer


                                    VISUAL NETWORKS INVESTMENTS, INC.

                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer


                                    VISUAL NETWORKS TECHNOLOGIES, INC.

                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer


                                    VISUAL NETWORKS OF TEXAS, LP

                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer


                                    INVERSE NETWORK TECHNOLOGY

                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer


                                    AVESTA TECHNOLOGIES, INC.

                                    By:  /S/ John Saunders
                                        Name:    John Saunders
                                        Title:   Chief Financial Officer

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.



                    PINE RIDGE FINANCIAL, INC.

                    By:  /S/ Kenneth L. Henderson
                       Kenneth L. Henderson
                       Attorney-in-fact

                    Address for Notice:
                    c/o Cavallo Capital Corp.
                    660 Madison Avenue, 18th Floor
                    New York, NY 10022
                    Facsimile No.: (212) 651-9010
                    Attn.: Avi Vigder and Eldad Gal

              With a copy to:

                    Robinson Silverman Pearce Aronsohn
                     & Berman LLP
                    1290 Avenue of the Americas
                    New York, NY  10104
                    Facsimile No.: (212) 541-4630 and (212) 541-1432
                    Attn:  Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


                    SMITHFIELD FIDUCIARY LLC

                    By: /S/ Ari Storch
                       Name:  Ari Storch
                       Title:   Authorized Signatory

                    Address for Notice:

                    c/o Highbridge Capital Management, LLC
                    9 West 57th Street, 27th Floor
                    New York, NY 10019
                    Facsimile No.: (212) 751-0755
                    Attn.: Ari J. Storch and Adam J. Chill

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.



                    SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

                    By:  /S/  David Greenhouse
                       Name:   David Greenhouse
                       Title:  Managing Director

                    SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

                    By:  /S/ David Greenhouse
                       Name:    David Greenhouse
                       Title:   Managing Director


                    Address for Notice:

                    Special Situations Funds
                    153 E. 53rd Street, 55th Floor
                    New York, NY 10022
                    Attn:  Steven R. Becker
                    Facsimile No.: (212) 207-6515

              With Copy to:

                    Lowenstein Sandler PC
                    65 Livingston Avenue
                    Roseland, NJ 07068
                    Facsimile No.(973) 597-2383
                    Attn.: John D. Hogoboom, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                    PEQUOT SCOUT FUND, L.P.

                    By:  /S/ Steve Pakutka
                       Name:  Steve Pakutka
                       Title: Senior Vice President
                              Pequot Capital Management, Inc.
                              Its Investment Manager



                    Address for notice:
                    c/o Pequot Capital Management, Inc.
                    500 Nyala Farm Road
                    Westport, CT  06880


                    PEQUOT NAVIGATOR OFFSHORE, INC.

                    By:  /S/ Steve Pakutka
                       Name:  Steve Pakutka
                       Title: Senior Vice President
                              Pequot Capital Management, Inc.
                              Its Investment Manager

                       Address for notice:
                       c/o Pequot Capital Management, Inc.
                       500 Nyala Farm Road
                       Westport, CT  06880